UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2010

Commission file number 001-33927

ATLAS ACQUISITION HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	26-0852483
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

c/o Hauslein & Company, Inc.
11450 SE Dixie Highway, Ste 106
Hobe Sound, Florida	33455
(Address of Principal Executive Offices)	(Zip Code)

(772) 545-9042

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 22, 2010, our board of directors approved the filing of a Form 15 to voluntarily delist our securities from the NYSE Amex, voluntarily deregister our securities with the Securities and Exchange Commission, and suspend our reporting obligations under the Securities Exchange Act of 1934, as amended.

 A copy of the press release announcing these events is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 3.01.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Document Description

99.1	Press Release, dated February 22, 2010, entitled “Atlas Acquisition Holdings Corp. Announces Board Approval of Dissolution and Plan of Liquidation”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2010	ATLAS ACQUISITION HOLDINGS CORP.

	By:	/s/ James N. Hauslein
James N. Hauslein
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release, dated February 22, 2010, entitled “Atlas Acquisition Holdings Corp. Announces Board Approval of Dissolution and Plan of Liquidation”